UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

CITIZENS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip Code)

(401) 456-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-To-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 4, 2021, Citizens Financial Group, Inc. (the “Company”) announced the launch of a proposed public offering (the “Offering”) of a new series of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series G (the “Series G Preferred Stock”). The Offering is subject to pricing, which has not yet occurred. If the Offering is priced and proceeds to closing, the Company intends to use a portion of the net proceeds from the sale of the Series G Preferred Stock to redeem all outstanding shares of its Series A Non-Cumulative Perpetual Preferred Stock, $1,000 liquidation preference per share (the “Series A Preferred Stock”), on the dividend payment date on July 6, 2021.

The pricing of the Offering, and thus whether the redemption of the Series A Preferred Stock will occur, is subject to market conditions and other considerations. There is no assurance that the Offering will price and close or that the Company will decide to redeem the Series A Preferred Stock, or, if it does, the amount to be redeemed and the timing of the redemption. If the Company decides to redeem the Series A Preferred Stock, it intends to announce its decision by press release and an appropriate notice of redemption.

The Offering is described in the Company’s preliminary prospectus supplement dated June 4, 2021, which was filed with the Securities and Exchange Commission today.

This Current Report on Form 8-K does not constitute an offer to sell the Series G Preferred Stock.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the completion of, and the use of proceeds from, the Offering, including the redemption of the Series A Preferred Stock. These statements are based upon the Company’s current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual results may differ, possibly materially, from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth under “Risk Factors” beginning on page 21 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Group, Inc. (Registrant)

Date: June 4, 2021	By:	/s/ John F. Woods
		Name:	John F. Woods
		Title:	Vice Chairman and Chief Financial Officer